Exhibit 99.1

Regions Financial Corporation and Subsidiaries

Revised for Discontinued Operations

Condensed Statements of Operations (unaudited)

The following analyses have been prepared from Regions’ Financial Corporation’s historical consolidated financial results, revised to present the entities being sold as discontinued operations, net of tax. There are no pro forma adjustments to the historical information to reflect the transaction. The unaudited financial information should be read in conjunction with Regions’ Annual Report on Form 10-K for the year ended December 31, 2010 and unaudited consolidated financial statements included in Regions’ Quarterly Report on Form 10-Q for the three months ended September 30, 2011 as filed with the SEC. The information presented is condensed financial data, and does not represent a complete set of financial statements, with all disclosures required by U.S. GAAP and SEC regulations. The data is presented in order to provide historical information related to both continuing and discontinued operations.

	Quarter Ended
($ amounts in millions, except per share data)	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Interest income	$ 1,055	$ 1,076	$ 1,090	$ 1,120	$ 1,147
Interest expense	205	220	235	257	288

Net interest income	850	856	855	863	859
Provision for loan losses	355	398	482	682	760

Net interest income after provision for loan losses	495	458	373	181	99
Non-interest income
Service charges on deposit accounts	310	308	287	290	294
Brokerage, investment banking and capital markets	(5)	19	31	33	5
Mortgage income	68	50	45	51	66
Trust department income	49	51	50	50	49
Securities gains (losses), net	(1)	24	82	333	2
Other	92	91	85	163	74

Total non-interest income	513	543	580	920	490

Non-interest expense
Salaries and employee benefits	383	401	428	411	409
Net occupancy expense	95	98	100	99	100
Furniture and equipment expense	70	72	70	68	69
Other	302	385	334	412	333

Total non-interest expense	850	956	932	990	911
Income (loss) before income taxes from continuing operations	158	45	21	111	(322)
Income tax expense (benefit) (1)	17	(34)	(29)	44	(157)

Income (loss) from continuing operations, net of tax	141	79	50	67	(165)
Income from discontinued operations, net of tax	14	30	19	22	10

Net income (loss)	$ 155	$ 109	$ 69	$ 89	$ (155)

Net income (loss) from continuing operations available to common shareholders	$ 87	$ 25	$ (2)	$ 14	$ (219)

Net income (loss) available to common shareholders	$ 101	$ 55	$ 17	$ 36	$ (209)

Weighted-average shares outstanding—during quarter:
Basic	1,259	1,258	1,257	1,257	1,257
Diluted	1,261	1,260	1,259	1,259	1,257

Income (loss) per common share from continuing operations:
Basic	$ 0.07	$ 0.02	$ 0.00	$ 0.01	$ (0.17)
Diluted	$ 0.07	$ 0.02	$ 0.00	$ 0.01	$ (0.17)

Income (loss) per common share from discontinued operations:
Basic	$ 0.01	$ 0.02	$ 0.01	$ 0.02	$ 0.01
Diluted	$ 0.01	$ 0.02	$ 0.01	$ 0.02	$ 0.01

Income (loss) per common share (2)
Basic	$ 0.08	$ 0.04	$ 0.01	$ 0.03	$ (0.17)
Diluted	$ 0.08	$ 0.04	$ 0.01	$ 0.03	$ (0.17)

(1) In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The regulatory settlement was finalized in the second quarter of 2011. At the time of the settlement, Regions had better information related to the tax implications. Approximately $125 million of the $200 million settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced total income tax expense by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.

(2) The per share amounts may not appear to reconcile due to rounding.

Regions Financial Corporation and Subsidiaries

Revised for Discontinued Operations

Condensed Statements of Operations (unaudited)

The following analyses have been prepared from Regions’ Financial Corporation’s historical consolidated financial results, revised to present the entities being sold as discontinued operations, net of tax. There are no pro forma adjustments to the historical information to reflect the transaction. The unaudited financial information should be read in conjunction with Regions’ Annual Report on Form 10-K for the year ended December 31, 2010 and unaudited consolidated financial statements included in Regions’ Quarterly Report on Form 10-Q for the nine months ended September 30, 2011 as filed with the SEC. The information presented is condensed financial data, and does not represent a complete set of financial statements, with all disclosures required by U.S. GAAP and SEC regulations. The data is presented in order to provide historical information related to both continuing and discontinued operations.

	Nine Months Ended		Year Ended
($ amounts in millions, except per share data)	9/30/11	9/30/10	12/31/10	12/31/09

Interest income	$3,221	$3,517	$4,637	$5,277
Interest expense	660	991	1,248	1,984

Net interest income	2,561	2,526	3,389	3,293
Provision for loan losses	1,235	2,181	2,863	3,541

Net interest income (loss) after provision for loan losses	1,326	345	526	(248)
Non-interest income
Service charges on deposit accounts	905	884	1,174	1,156
Brokerage, investment banking and capital markets	45	36	69	39
Mortgage income	163	196	247	259
Trust department income	150	146	196	191
Securities gains, net	105	61	394	69
Other	268	246	409	1,051

Total non-interest income	1,636	1,569	2,489	2,765
Non-interest expense
Salaries and employee benefits	1,212	1,229	1,640	1,635
Net occupancy expense	293	312	411	422
Furniture and equipment expense	212	209	277	281
Regulatory charge (1)	-	75	75	-
Other	1,021	1,045	1,456	1,447

Total non-interest expense	2,738	2,870	3,859	3,785

Income (loss) before income taxes from continuing operations	224	(956)	(844)	(1,268)
Income tax benefit (2)	(46)	(419)	(376)	(194)

Income (loss) from continuing operations, net of tax	270	(537)	(468)	(1,074)
Income (loss) from discontinued operations, net of tax	63	(91)	(71)	43

Net income (loss)	$333	$(628)	$(539)	$(1,031)

Net income (loss) from continuing operations available to common shareholders	$110	$(708)	$(692)	$(1,304)

Net income (loss) available to common shareholders	$173	$(799)	$(763)	$(1,261)

Weighted-average shares outstanding:
Basic	1,258	1,217	1,227	989
Diluted	1,260	1,217	1,227	989

Income (loss) per common share from continuing operations:
Basic	$0.09	$(0.58)	$(0.56)	$(1.32)
Diluted	$0.09	$(0.58)	$(0.56)	$(1.32)

Income (loss) per common share from discontinued operations:
Basic	$0.05	$(0.08)	$(0.06)	$0.04
Diluted	$0.05	$(0.08)	$(0.06)	$0.04

Income (loss) per common share (3)
Basic	$0.14	$(0.66)	$(0.62)	$(1.27)
Diluted	$0.14	$(0.66)	$(0.62)	$(1.27)

(1) In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations.

(2) The regulatory settlement referred to in (1) above was finalized in the second quarter of 2011. At the time of the settlement, Regions had better information related to the tax implications. Approximately $125 million of the $200 million settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced total income tax expense by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.

(3) The per share amounts may not appear to reconcile due to rounding.

Regions Financial Corporation and Subsidiaries

Detail of Discontinued Operations

Condensed Statements of Operations (unaudited)

The following analyses provide detailed historical information for the entities being sold. There are no pro forma adjustments to the historical information to reflect the transaction. The unaudited financial information should be read in conjunction with Regions’ Annual Report on Form 10-K for the year ended December 31, 2010 and unaudited consolidated financial statements included in Regions’ Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2011 as filed with the SEC. The information presented is condensed financial data, and does not represent a complete set of financial statements, with all disclosures required by U.S. GAAP and SEC regulations.

	Quarter Ended

($ amounts in millions)	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10

Interest income	$ 9	$ 10	$ 10	$ 16	$ 11
Interest expense	1	2	2	2	2

Net interest income	8	8	8	14	9
Non-interest income
Brokerage, investment banking and capital markets	222	229	236	279	252
Other	10	9	27	14	8

Total non-interest income	232	238	263	293	260
Non-interest expense
Salaries and employee benefits	146	160	166	190	173
Net occupancy expense	9	9	9	9	10
Furniture and equipment expense	7	7	7	8	6
Other	54	66	53	69	63

Total non-interest expense	216	242	235	276	252
Income from discontinued operations before income taxes	24	4	36	31	17
Income tax expense (benefit) (2)	10	(26)	17	9	7

Income from discontinued operations, net of tax	$ 14	$ 30	$ 19	$ 22	$ 10

	Nine Months Ended		Year Ended
($ amounts in millions)	9/30/11	9/30/10	12/31/10	12/31/09

Interest income	$ 29	$ 36	$ 52	$ 55
Interest expense	5	7	9	13

Net interest income	24	29	43	42
Non-interest income
Brokerage, investment banking and capital markets	687	711	990	950
Other	46	38	52	40

Total non-interest income	733	749	1,042	990
Non-interest expense
Salaries and employee benefits	472	488	678	634
Net occupancy expense	27	28	37	32
Furniture and equipment expense	21	19	27	30
Regulatory charge (1)	-	125	125	-
Other	173	189	259	270

Total non-interest expense	693	849	1,126	966

Income (loss) from discontinued operations before income taxes	64	(71)	(41)	66
Income tax expense (benefit) (2)	1	20	30	23

Income (loss) from discontinued operations, net of tax	$ 63	$ (91)	$ (71)	$ 43

(1) In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $125 million of the regulatory charge relates to discontinued operations.

(2) The regulatory settlement referred to in (1) above was finalized in the second quarter of 2011. At the time of the settlement, Regions had better information related to the tax implications. Approximately $125 million of the $200 million settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced income tax expense by approximately $44 million for the second quarter of 2011, of which approximately $27 million relates to discontinued operations.